Summary Prospectus May 1, 2014 Class I and P Shares Comstock Portfolio
This summary prospectus is intended for use in connection with variable life insurance policies and variable annuity contracts issued by Pacific Life Insurance Company (“Pacific Life”) and Pacific Life & Annuity Company (“PL&A”) and is not intended for use by other investors.

Before you invest, you may want to review the Fund’s prospectus, as may be supplemented or amended from time to time, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.pacificlife.com/PacificSelectFund.htm. You can also obtain this information at no cost by sending an email request to PSFdocumentrequest@pacificlife.com or by calling:

Pacific Life Annuity Contract Owners:	1-800-722-4448	(6 a.m. – 5 p.m. Pacific time)
Pacific Life Annuity Financial Professionals:	1-800-722-2333	(6 a.m. – 5 p.m. Pacific time)
Pacific Life Insurance Policy Owners:	1-800-347-7787	(5 a.m. – 5 p.m. Pacific time)
PL&A Annuity Contract Owners:	1-800-748-6907	(6 a.m. – 5 p.m. Pacific time)
PL&A Life Insurance Policy Owners:	1-888-595-6997	(5 a.m. – 5 p.m. Pacific time)
The Fund’s statutory prospectus and statement of additional information, both dated May 1, 2014, as may be supplemented or amended from time to time, are incorporated by reference into this summary prospectus.

Investment Goal

This Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table below does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy. For information on these charges, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.70%	0.70%
Service Fee	0.20%	0.00%
Other Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses	0.93%	0.73%
Less Fee Waiver[1]	(0.02%)	(0.02%)
Total Annual Fund Operating Expenses after Fee Waiver	0.91%	0.71%

1 PLFA has agreed to waive 0.015% of its management fee through April 30, 2015. The agreement will terminate: (i) if the investment advisory agreement is terminated, (ii) upon ninety days’ prior written notice by the Fund, or (iii) if the sub-advisory agreement with Invesco Advisers, Inc. is terminated.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Examples assume that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

These Examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if they did. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class I	$93	$294	$513	$1,141
Class P	$73	$231	$404	$905

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate was 10% of the average value of the Fund.

Principal Investment Strategies

The sub-adviser invests primarily in common stocks. The sub-adviser focuses primarily on the security’s potential for capital growth and income, emphasizing a value style of investing, seeking well-established, undervalued companies, which may be medium or large-sized companies.

The Fund may invest up to 25% of its assets in securities of foreign issuers, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and those in emerging market countries.

The sub-adviser may use foreign currency forwards, which are sold to hedge against currency fluctuations.

Fund securities are typically sold when the sub-adviser’s assessment of the capital growth and income potential of such securities materially changes.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down. Accordingly, you could lose money. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the value or potential appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Currency Risk: Currencies and securities denominated in foreign currencies may be affected by changes in exchange rates between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may fluctuate in response to interest rate changes, the general economic conditions of a country, the actions of the U.S. and foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, other political or regulatory conditions in the U.S. or abroad, speculation, or other factors. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments in that foreign currency and investments denominated in that foreign currency.

• Derivatives Risk: Derivatives may be riskier than other types of investments and may increase the Fund’s volatility. Derivatives may experience large, sudden or unpredictable changes in liquidity and may be difficult to sell or unwind. Derivatives can also create investment exposure that exceeds the initial amount invested (leverage risk) - consequently, derivatives may experience very large swings in value. The Fund may lose more money using derivatives than it would have lost if it had invested directly in the underlying security or asset on which the value of a derivative is based. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. Derivatives may be difficult to value and may expose the Fund to risks of mispricing. In addition, derivatives are subject to extensive government regulation, which may change frequently and impact the Fund significantly.

• Emerging Markets Risk: Investments in or exposure to investments in emerging market countries (such as many countries in Latin America, Asia, the Middle East, Eastern Europe and Africa), including frontier markets (emerging market countries in an earlier stage of development), may be riskier than investments in or exposure to investments in U.S. and certain developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability, the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

• Equity Securities Risk: Stock markets are volatile. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

• Foreign Markets Risk: Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

• Forward Commitments Risk: Securities or currencies whose terms are defined on a date in the future or transactions that are scheduled to settle on a date in the future (beyond usual and customary settlement), called forward commitments, as well as when-issued securities, are subject to the risk of default by, or bankruptcy of, a counterparty, which could present the risk of possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the securities or currencies. In forward commitment or when-issued transactions, if the counterparty fails to consummate the transaction, the Fund may miss the opportunity of obtaining a price or yield considered to be advantageous.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer, such as management, performance, financial leverage and reduced demand for the issuer’s goods or services.

• Large-Capitalization Companies Risk: Large-capitalization companies tend to have more stable prices than small- or mid-capitalization companies, but are still subject to equity securities risk. The prices of large-capitalization companies may not rise as much as the prices of companies with smaller market capitalizations.

• Leverage Risk: Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed the Fund’s principal amount invested. Leverage can magnify the Fund’s gains and losses and therefore increase its volatility. The use of leverage may result in the Fund having to liquidate holdings when it may not be advantageous to do so.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and affect performance. Due to interdependencies between markets, events in one market may adversely impact other markets or issuers in unforeseen ways. In addition, traditionally liquid investments may experience periods of diminished liquidity. Further, market events may affect a single issuer, industry, sector, or the market as a whole. During a general downturn in the financial markets, multiple asset classes may decline in value simultaneously. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact the Fund in unforeseen ways, such as causing the Fund to alter its existing strategies or potentially, to liquidate and close.

• Mid-Capitalization Companies Risk: Mid-capitalization companies may be riskier, subject to greater price volatility risk and more vulnerable to economic, market and industry changes than larger, more established companies. Mid-capitalization companies may have a shorter history of operations, more limited ability to raise capital, inexperienced management, limited product lines, less capital reserves and liquidity and more speculative prospects for future growth, sustained earnings or market share than larger companies, and are therefore more sensitive to economic, market and industry changes.

• Price Volatility Risk: The value of the Fund’s investments may go up or down rapidly or unpredictably. To the extent the Fund invests in more volatile investments, its value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Underlying Funds Risk: Because the Fund may serve as an underlying fund of one or more “fund of funds” of the Trust and thus have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing potential increases in expenses to the Fund and sale of securities in a short timeframe, both of which could negatively impact performance.

• Value Companies Risk: Value companies are those that are thought to be undervalued and trade for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

Performance

The bar chart and table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The bar chart shows the performance of the Fund’s Class I shares. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waivers that were in effect during the periods presented.

Calendar Year Total Returns (%)

Best and worst quarterly performance reflected within the bar chart: Q3 2009: 19.05%; Q4 2008: (23.80%)

Average Annual Total Returns (For the periods ended December 31, 2013)	1 year	5 years	10 years	Since Inception
Class I (incepted October 2, 2000)	35.58%	18.50%	7.38%	N/A
Class P (incepted May 2, 2011)	35.85%	N/A	N/A	14.73%
Russell 1000 Value Index (reflects no deductions for fees, expenses or taxes)	32.53%	16.67%	7.58%	N/A

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Invesco Advisers, Inc. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Kevin Holt, CFA, Lead Portfolio Manager	Since 2003
Devin Armstrong, CFA, Portfolio Manager	Since 2007
James Warwick, Portfolio Manager	Since 2007
Matthew Seinsheimer, CFA, Portfolio Manager	Since 2010

Purchase and Sale of Shares

Class I shares of the Fund are offered at net asset value (“NAV”) and are available only as an underlying investment option for variable life insurance and variable annuity products (“variable products”) issued by Pacific Life and PL&A. You do not buy, sell or exchange shares of the Fund – you choose investment options through your variable product. The insurance companies then invest in the Fund if you choose it as an investment option, and redeem shares of the Fund if you choose to decrease that investment option. Any minimum initial or subsequent investment requirements, and procedures for purchase or redemption of shares of the Fund that apply to your variable product should be described in the prospectus for the variable product. Class P shares of the Fund are offered at NAV and are only available to Portfolio Optimization Portfolios.

Tax Information

Because the only shareholders of the Fund are the insurance companies offering the variable products or the Portfolio Optimization Portfolios, no discussion is included here about the federal income tax consequences at the shareholder level. The federal income tax consequences for purchasers of a variable product are described in the prospectus for the variable product.

Payments to Broker-Dealers and Other Financial Intermediaries

Pacific Select Distributors, Inc. (“PSD”), the Distributor for the Fund and for the variable products, pays commissions and related compensation to the broker-dealers or other financial intermediaries that sell the variable products. Class I shares of the Fund pay a service fee to PSD that can be used for a part of these payments. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the variable contract and the Fund over another investment. Ask your sales person for more information. Class P shares, which are only available to the Portfolio Optimization Portfolios, do not pay a service fee to PSD.